UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 10, 2009
                                                         -----------------

                            COMTEX NEWS NETWORK, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       0-10541                  13-3055012
-----------------------------     ---------------------      -------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
 of Incorporation)                                           Identification No.)


625 N. Washington Street, Suite 301, Alexandria, Virginia          22314
---------------------------------------------------------        ----------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (703) 820-2000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition
            ---------------------------------------------

     On February 10, 2009, the Registrant issued a press release reporting its financial results for the period ended December 31, 2008. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (a)  Financial Statements of Businesses Acquired. Not applicable

            (b)  Pro Forma Financial Information. Not Applicable

            (c)  Shell Company Transactions. Not Applicable

            (d)  Exhibits.

                 Exhibit No.     Description

                 99.1            Press   release   regarding   earnings,   dated
                                 February  10,  2009,   issued  by  Comtex  News
                                 Network, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         COMTEX NEWS NETWORK, INC.



DATE:  February 10, 2009             By: /s/ Paul J. Sledz
                                         -----------------
                                         Paul J. Sledz
                                         Treasurer

                                  EXHIBIT INDEX


Exhibit          Description
-------          -----------

99.1 Press release regarding earnings, dated February 10, 2009, issued by Comtex News Network, Inc.